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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 17, 1999 relating to the financial statements of Template Software, Inc., which appears in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP
                                          _____________________________________

McLean, Virginia

September 21, 2000